UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2024

JAPAN SMALLER CAPITALIZATION FUND, INC.
 (Exact name of registrant as specified in its charter)

Maryland	811-05992	13-3553469
(State or other jurisdiction of incorporation)	(Investment Company Act File Number)	(IRS Employer Identification No.)

Worldwide Plaza 309 West 49th Street New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 1-800-833-0018

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.10 per share	JOF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on August 26, 2024, the Amended and Restated Bylaws of Japan Smaller Capitalization Fund, Inc. (the “Company”) were amended (as amended, the “Amended Bylaws”).

The Amended Bylaws, in addition to other changes:

•	decrease the threshold required to call a special meeting from a majority of the votes casts to 35% of the votes cast;
•	clarify that the Board may postpone, reschedule or cancel any annual meeting;
•	clarify that the Chair of the Board, the President or the Board of Directors may postpone, reschedule or cancel any special meeting of stockholders previously called by any of them;
•	expressly provide for stockholder meetings to be held by remote communication;
•	clarify that no notice of any meeting need to be given to any stockholder who attends such meeting;
•	clarify that the chair of a meeting may adjourn a meeting for any or no reason;
•	clarify the powers of the chair of a meeting;
•	clarify procedures relating to the use of proxies;
•	provide that a stockholder must be a holder of record through the date of the annual meeting;
•
enhance the existing procedural mechanics and require additional disclosures and representations in connection with stockholder nominations of directors and submissions of stockholder proposals, including ongoing disclosure obligations;

•
require the submission of a directors’ questionnaire, which a stockholder must request in writing from the Secretary and which the Secretary shall provide to such stockholder within ten (10) days after receiving such request;

•	clarify that the Board has the power to appoint a chair of a committee and to add or withdraw powers previously delegated to a committee;
•	provide that Board meetings can be called on less than 24 hours' notice if necessary;
•	adopt an exclusive forum provision for certain litigation;
•	add a severability provision; and
•	make various other updates, including ministerial and conforming changes, and changes in furtherance of gender equality.

The foregoing description of the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Japan Smaller Capitalization Fund, Inc., effective as of August 26, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

August 30, 2024	By:	/s/ Neil Daniele
Name: Neil Daniele
Title: Chief Compliance Officer